AB FUNDS TRUST

                              SMALL CAP EQUITY FUND
                            MEDIUM-DURATION BOND FUND


                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498


July 31, 2002

Dear Shareholder:

         The enclosed Information Statement discusses actions that have been taken with respect to the Small Cap Equity Fund and the Medium-Duration Bond Fund (the "Funds"), each a series of AB Funds Trust ("Trust"). The Annuity Board of the Southern Baptist Convention, a majority shareholder of each Fund, has approved by written consent (1) a sub-advisory agreement between the Trust, SBC Financial Services, Inc. and TimesSquare Capital Management, Inc. ("TSCM") on behalf of the Small Cap Equity Fund; (2) a sub-advisory agreement between the Trust, SBC Financial Services, Inc. and Northern Trust Investments, Inc. on behalf of the Small Cap Equity Fund; and (3) a sub-advisory agreement between the Trust, SBC Financial Services, Inc. and Western Asset Management Limited on behalf of the Medium-Duration Bond Fund.

         The new sub-advisory agreement with TSCM on behalf of the Small Cap Equity Fund has been approved following the termination of a sub-advisory agreement with one of the Fund's sub-advisers, Westpeak Investment Advisers. TSCM will replace Westpeak Investment Advisers, and the terms of the new sub-advisory agreement with TSCM are substantially identical to the sub-advisory agreements with the Small Cap Equity Fund's current sub-advisers.

         Pursuant  to  the  new  sub-advisory   agreement  with  Northern  Trust
Investments,  Inc.  on  behalf  of the Small Cap  Equity  Fund,  Northern  Trust
Investments, Inc. will be responsible for managing a portion of the Fund's assets using a passive investment style that seeks to replicate the performance of the Russell 2000 Value Index.

         Pursuant to the new sub-advisory agreement with Western Asset Management Limited on behalf of the Medium-Duration Bond Fund, it is intended that Western Asset Management Limited will manage a portion of the Fund's investments in obligations denominated in currencies other than the U.S. dollar, in which the Fund may invest up to 20% of its assets.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Furthermore, the changes described in the attached Information
Statement will not result in a change in either Fund's fee ratio, investment objective or policies as stated in the prospectus.

         If you have any questions, please call 1-800-262-0511 and we will be glad to assist you. Thank you for your continued support of the AB Funds Trust.



                                                        Very truly yours,


                                                        /s/ O.S. Hawkins
                                                        -------------------
                                                        O.S. Hawkins
                                                        President

                                 AB FUNDS TRUST

                              SMALL CAP EQUITY FUND
                            MEDIUM-DURATION BOND FUND

                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498


                          -----------------------------

                              INFORMATION STATEMENT

                          -----------------------------


                                  JULY 31, 2002

         This Document is an Information Statement for shareholders of the Small Cap Equity Fund and the Medium-Duration Bond Fund (the "Funds"), each a series of AB Funds Trust ("Trust"). SBC Financial Services, Inc. ("SBC Financial") serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The principal underwriter of the Funds is PFPC Distributors, Inc., whose principal office is at 400 Bellvue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about July 31, 2002 to the Funds' shareholders of record as of July 24, 2002.

         As further described in the Funds' prospectus, the assets of the Funds are allocated among multiple sub-advisers. The Annuity Board of the Southern Baptist Convention (the "Annuity Board"), a majority shareholder of each Fund, has approved by written consent (1) a sub-advisory agreement between the Trust, SBC Financial Services, Inc. and TimesSquare Capital Management, Inc. ("TSCM") on behalf of the Small Cap Equity Fund; (2) a sub-advisory agreement between the Trust, SBC Financial Services, Inc. and Northern Trust Investments, Inc. ("Northern") on behalf of the Small Cap Equity Fund; and (3) a sub-advisory agreement between the Trust, SBC Financial Services, Inc. and Western Asset Management Limited ("Western Asset") on behalf of the Medium-Duration Bond Fund.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The purpose of this Information Statement is to provide you with information regarding the sub-adviser changes as approved by the Board of Trustees of the Trust (the "Board") and by the Annuity Board, which is a majority shareholder of each Fund. As disclosed in the Funds' prospectus, the Annuity Board at all times directly or indirectly controls the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board controls the vote on any matter that requires shareholder approval.

         The Funds will bear the expenses incurred in connection with preparing this Information Statement. A copy of the Funds' annual report to shareholders for the fiscal year ended December 31, 2001 is available to shareholders upon request without charge. To request a copy of the annual report, call 1-800-262-0511 or write to the Funds at 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

         Each whole share of a Fund is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote. As of July 24, 2002, there were issued and outstanding the following numbers of shares of each Fund:

--------------------------------------------------------------------------------
NAME OF FUND                                            SHARES OUTSTANDING
--------------------------------------------------------------------------------
Medium-Duration Bond Fund (Retirement Class)                   56,988,489
--------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement Class)                       22,332,874
--------------------------------------------------------------------------------
Medium-Duration Bond Fund (Retail Class)                        1,715,882
--------------------------------------------------------------------------------
Small Cap Equity Fund (Retail Class)                            1,625,825
--------------------------------------------------------------------------------
Medium-Duration Bond Fund (Institutional Class)                   636,435
--------------------------------------------------------------------------------
Small Cap Equity Fund (Institutional Class)                       644,466
--------------------------------------------------------------------------------

         A list of shareholders who owned beneficially or of record more than 5% of the shares of any class of the series of the Trust as of July 24, 2002 is included in Appendix A. To the knowledge of SBC Financial, the executive officers and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of July 24, 2002.

APPOINTMENT OF TSCM AS SUB-ADVISER TO THE SMALL CAP EQUITY FUND

         The Board and the Annuity Board, as the majority shareholder of the Small Cap Equity Fund, have each approved a new sub-advisory agreement ("TSCM Agreement") between TSCM, SBC Financial, and the Trust on behalf of the Small Cap Equity Fund. TSCM will replace Westpeak Investment Advisers ("Westpeak") as a sub-adviser to the Small Cap Equity Fund. At its meeting on July 31, 2002, the Board, including a majority of the trustees who are not "interested persons" of the Trust, SBC Financial, or any of the current or prospective sub-advisers to the Funds, as that term is defined in the Investment Company Act of 1940 ("Independent Trustees"), voted to terminate the sub-advisory contract with Westpeak. In voting to terminate the agreement, the Board considered the firm's performance record and the overall success of its investment strategy. The Board also considered SBC Financial's assessment that TSCM would employ an investment strategy that was more complementary to that of the Small Cap Equity Fund's other sub-advisers, and would better enable the Fund to meet its investment objective.

         TSCM, located at Four Times Square, 25th Floor, New York, New York 10036-9998, is a registered investment adviser with a focus on institutional clients. The firm was formed in 2000 and currently manages assets in excess $42 billion. Yvette Bockstein and Grant Babyak serve as portfolio managers for the TSCM's small cap growth group. They are both Managing Directors of TSCM and have over 36 and 14 years investment experience, respectively. More information about TSCM can be found in Appendix B.

         At the July 31, 2002 meeting of the Board, SBC Financial proposed to the Board the appointment of TSCM as sub-adviser to the Small Cap Equity Fund. The Board reviewed information provided by TSCM in connection with its consideration of the appointment of TSCM as sub-adviser to the Fund, as well as the TSCM Agreement.

         In considering the appointment of TSCM as sub-adviser, the Board reviewed the proposed services to be provided by TSCM and analyzed the factors it deemed relevant, including the nature, quality and scope of the services proposed for the Fund. The Board considered the past performance of the portfolio management team at TSCM in managing an account with a similar investment strategy to the Small Cap Equity Fund. The Board noted that the proposed investment strategy of TSCM is complementary to that of the other current sub-advisers to the Small Cap Equity Fund. The Board also considered the compensation proposed for TSCM's role as sub-adviser to the Funds, which will not result in an increase in management fees for the Fund.

         After review of the above factors, the Board, including all of the Independent Trustees, unanimously approved the appointment of TSCM to serve as sub-adviser to the Small Cap Equity Fund pursuant to the TSCM Agreement.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT WITH TSCM

         It is anticipated that the TSCM Agreement will become effective on or about August 20, 2002. This description of the TSCM Agreement is qualified in its entirety by the form of the Agreement itself, which is included in Appendix
E. Except as to compensation and effective date, the terms of the TSCM Agreement are substantially identical in all respects to the sub-advisory agreements between SBC Financial and the other entities that serve as sub-advisers to the Trust. The TSCM Agreement will continue in effect for an initial term of two years. Thereafter, the TSCM Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Small Cap Equity Fund, and also, in either event, if approved by a majority of the Independent Trustees.

         Under the TSCM Agreement, TSCM manages the assets of the Small Cap Equity Fund that are allocated to it by SBC Financial. TSCM has discretion pursuant to the TSCM Agreement to purchase and sell securities for its allocated segment of Fund assets in accordance with the Small Cap Equity Fund's objectives, polices and restrictions, and the more specific strategies and guidelines provided by SBC Financial. Although TSCM is subject to the overall supervision of the Board and officers of the Trust and by SBC Financial, these parties do not evaluate the investment merits of specific securities transactions.

         The TSCM Agreement recognizes that TSCM may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide TSCM with research, analysis, advice or similar services. The TSCM Agreement also provides that TSCM will (1) maintain all books and records required to be maintained by it pursuant to the Investment Company Act of 1940, as amended ("1940 Act") and the rules and regulations promulgated thereunder with respect to transactions TSCM effects on behalf of the Small Cap Equity Fund, and will furnish the Board and SBC Financial with such periodic and special reports as the Board or SBC Financial may reasonably request; and (2) provide the Board or SBC Financial with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Small Cap Equity Fund's performance with respect to TSCM's investments on its behalf and make available to the Board and SBC Financial any economic, statistical and investment services that TSCM normally makes available to its institutional investors or other customers.

         The TSCM Agreement does not protect TSCM against liability to the Small Cap Equity Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under that Agreement. The TSCM Agreement terminates automatically with respect to the Small Cap Equity Fund upon its assignment or upon the termination of the Small Cap Equity Fund's Advisory Agreement with SBC Financial. The TSCM Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

         The management fee paid by the Small Cap Equity Fund will remain the same as it was prior to the effectiveness of the TSCM Agreement. Each Class of the Small Cap Equity Fund pays a management fee of 0.80% of average daily net assets.


NEW SUB-ADVISORY ARRANGEMENT WITH NORTHERN REGARDING THE SMALL CAP EQUITY FUND

         The Board and the Annuity Board, as the majority shareholder of the Small Cap Equity Fund, have each approved a new sub-advisory agreement between Northern, SBC Financial, and the Trust on behalf of the Small Cap Equity Fund, to permit Northern to manage a portion of the Small Cap Equity Fund's assets using a passive investment style that seeks to replicate the performance of the Russell 2000 Value Index.

         Northern, located at 50 South LaSalle Street, Chicago, Illinois, has been managing assets since it was founded in 1889. Northern and its subsidiaries have assets under management of approximately $325 billion. Northern currently serves as sub-adviser to the Small Cap Equity Fund pursuant to a separate sub-advisory agreement that has substantially identical terms as the proposed new sub-advisory agreement, and pursuant to which Northern manages the cash portion of the Small Cap Equity Fund. Northern also currently serves as sub-adviser to other series of the Trust. More information about Northern can be found in Appendix C.

         At the July 31, 2002 meeting of the Board, SBC Financial proposed to the Board that the Small Cap Equity Fund enter into an additional sub-advisory agreement with Northern to permit Northern to manage a portion of the Small Cap Equity Fund's assets using a passive investment style that seeks to replicate the performance of the Russell 2000 Value Index. The Board reviewed information provided by Northern in connection with its consideration of approving the new sub-advisory agreement with Northern.

         In considering the new sub-advisory agreement with Northern, the Board reviewed the proposed services to be provided by Northern and analyzed the factors it deemed relevant, including the nature, quality and scope of the services proposed for the Small Cap Equity Fund. The Board also considered the compensation proposed for Northern's role under the new sub-advisory agreement with the Small Cap Equity Fund, which will not result in an increase in management fees for the Fund.

         After review of the above factors, the Board, including all the Independent Trustees, unanimously approved the appointment of Northern to serve as sub-adviser to the Small Cap Equity Fund pursuant to the new Northern sub-advisory agreement.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT WITH NORTHERN

         It is anticipated that the new Northern sub-advisory agreement ("Northern Agreement") will become effective on or about August 20, 2002. This description of the Northern Agreement is qualified in its entirety by the form of the Agreement itself, which is included in Appendix E. Except as to compensation and effective date, the terms of the Northern Agreement are substantially identical in all respects to the sub-advisory agreements between SBC Financial and the other entities that serve as sub-advisers to the Trust. The Northern Agreement will continue in effect for an initial term of two years. Thereafter, the Northern Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Small Cap Equity Fund, and also, in either event, if approved by a majority of the Independent Trustees.

         Under the Northern Agreement, Northern manages the assets of the Small Cap Equity Fund that are allocated to it by SBC Financial. Northern has discretion pursuant to the Northern Agreement to purchase and sell securities for its allocated segment of Fund assets in accordance with the Small Cap Equity Fund's objectives, polices and restrictions, and the more specific strategies and guidelines provided by SBC Financial. Although Northern is subject to the overall supervision of the Board and officers of the Trust and by SBC Financial, these parties do not evaluate the investment merits of specific securities transactions.

         The Northern Agreement recognizes that Northern may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide Northern with research, analysis, advice or similar services. The Northern Agreement also provides that Northern will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Northern effects on behalf of the Small Cap Equity Fund, and will furnish the Board and SBC Financial with such periodic and special reports as the Board or SBC Financial may reasonably request; and (2) provide the Board or SBC Financial with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Small Cap Equity Fund's performance with respect to Northern's investments on its behalf pursuant to the Northern Agreement and make available to the Board and SBC Financial any economic, statistical and investment services that Northern normally makes available to its institutional investors or other customers.

         The Northern Agreement does not protect Northern against liability to the Small Cap Equity Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under that Agreement. The Northern Agreement terminates automatically with respect to the Small Cap Equity Fund upon its assignment or upon the termination of the Small Cap Equity Fund's Advisory Agreement with SBC Financial. The Northern Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

         The management fee paid by the Small Cap Equity Fund will remain the same as it was prior to the effectiveness of the Northern Agreement. Each Class of the Small Cap Equity Fund pays a management fee of 0.80% of average daily net assets.


APPOINTMENT OF WESTERN ASSET AS SUB-ADVISER TO THE MEDIUM-DURATION BOND FUND

         The Board and the Annuity Board, as the majority shareholder of the Medium-Duration Bond Fund ("Bond Fund"), have each approved a new sub-advisory agreement ("Western Asset Agreement") between Western Asset, SBC Financial, and the Trust on behalf of the Bond Fund, pursuant to which Western Asset will manage a portion of the Bond Fund's investments in obligations denominated in currencies other than the U.S. dollar, in which the Bond Fund may invest up to 20% of its assets.

         Western Asset is located at 155 Bishopsgate, London, England EC2M3XG. Western Asset is an affiliated company of Western Asset Management, an advisory firm based in California that currently acts as sub-adviser with respect to approximately 40% of the assets of the Bond Fund. More information about Western Asset can be found in Appendix D.

         At the July 31, 2002 meeting of the Board, SBC Financial proposed to the Board the appointment of Western Asset as sub-adviser to the Bond Fund. The Board reviewed information provided by Western Asset in connection with its consideration of approving the appointment of Western Asset as sub-adviser to the Bond Fund, as well as the Western Asset Agreement.

         In considering the appointment of Western Asset as sub-adviser, the Board reviewed the proposed services to be provided by Western Asset and analyzed the factors it deemed relevant, including the nature, quality and scope of the services proposed for the Bond Fund. The Board also considered the compensation proposed for Western Asset's role as sub-adviser to the Bond Fund, which will not result in an increase in management fees for the Bond Fund.

         After review of the above factors, the Board, including all the Independent Trustees, unanimously approved the appointment of Western Asset to serve as sub-adviser to the Bond Fund pursuant to the Western Asset Agreement.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT WITH WESTERN ASSET

         It is anticipated that the Western Asset Agreement will become effective on or about August 20, 2002. This description of the Western Asset Agreement is qualified in its entirety by the form of the Agreement itself, which is included in Appendix E. Except as to compensation and effective date, the terms of the Western Asset Agreement are substantially identical in all respects to the sub-advisory agreements between SBC Financial and the other entities that serve as sub-advisers to the Trust. The Western Asset Agreement will continue in effect for an initial term of two years. Thereafter, the Western Asset Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Bond Fund, and also, in either event, if approved by a majority of the Independent Trustees.

         Under the Western Asset Agreement, Western Asset manages the assets of the Bond Fund that are allocated to it by SBC Financial. Western Asset has discretion pursuant to the Western Asset Agreement to purchase and sell securities for its allocated segment of Fund assets in accordance with the Bond Fund's objectives, polices and restrictions, and the more specific strategies and guidelines provided by SBC Financial. Although Western Asset is subject to the overall supervision of the Board and officers of the Trust and by SBC Financial, these parties do not evaluate the investment merits of specific securities transactions.

         The Western Asset Agreement recognizes that Western Asset may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide Western Asset with research, analysis, advice or similar services. The Western Asset Agreement also provides that Western Asset will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Western Asset effects on behalf of the Bond Fund, and will furnish the Board and SBC Financial with such periodic and special reports as the Board or SBC Financial may reasonably request; and (2) provide the Board or SBC Financial with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Bond Fund's performance with respect to Western Asset's investments on its behalf and make available to the Board and SBC Financial any economic, statistical and investment services that Western Asset normally makes available to its institutional investors or other customers.

         The Western Asset Agreement does not protect Western Asset against liability to the Bond Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under that Agreement. The Western Asset Agreement terminates automatically with respect to the Bond Fund upon its assignment or upon the termination of the Bond Fund's Advisory Agreement with SBC Financial. The Western Asset Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

         The management fee paid by the Bond Fund will remain the same as it was prior to the effectiveness of the Western Asset Agreement. Each Class of the Bond Fund pays a management fee of 0.43% of average daily net assets.




                                             By Order of the Board of Trustees,

                                             /s/ Rodney R. Miller
                                             -----------------------------
July 31, 2002                                Vice President and Secretary

                                                  APPENDIX A


                      SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF A FUND

------------------------------------------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JULY 24, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                          ROUNDED TO THE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
-------------                       ----------------------------                     -------------------------
--------------------------------------------------------------------------------------------------------------------
Flexible Income Fund (Retirement    ABSBC CAP                                        9,251,335               44.73%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
--------------------------------------------------------------------------------------------------------------------
Flexible Income Fund (Retirement    ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       7,890,025               38.15%
--------------------------------------------------------------------------------------------------------------------
Flexible Income Fund (Retirement    ABSBC Endowment Fund
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                        1,258,837               6.09%
--------------------------------------------------------------------------------------------------------------------
Growth & Income Fund (Retirement    ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      37,657,849               45.41%
--------------------------------------------------------------------------------------------------------------------
Growth & Income Fund (Retirement    ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      31,213,640               37.64%
--------------------------------------------------------------------------------------------------------------------
Growth & Income Fund (Retirement    ABSBC Protection Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                        4,444,733               5.36%
--------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund          ABSBC CHAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      35,339,425               54.47%
--------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund          ABSBC CAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      23,715,396               36.55%
--------------------------------------------------------------------------------------------------------------------
Global Equity Fund (Retirement      ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      30,341,737               50.96%
--------------------------------------------------------------------------------------------------------------------
Global Equity Fund (Retirement      ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      19,803,190               33.26%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC CHAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                    288,942,014                34.14%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC CAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                    258,394,740                30.53%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC Growth Equity Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      52,605,150,               6.22%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC Value Equity Fund                         45,673,571                5.40%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
--------------------------------------------------------------------------------------------------------------------


                                      A-1

------------------------------------------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JULY 24, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                          ROUNDED TO THE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
-------------                       ----------------------------                     -------------------------
--------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Flexible Income
(Retirement Class)                  Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                      15,877,419               27.98%
--------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Growth & Income Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      12,731,165               22.43%
--------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Fixed Benefit Plan
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      12,237,545               21.56%
--------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Insurance Plan
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       6,817,779               12.01%
--------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Capital Opportunities Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       4,765,278                8.40%
--------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC Fixed Benefit Plan
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      20,061,194               35.20%
--------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC Growth & Income Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      18,645,510               32.72%
--------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC Capital Opportunities
(Retirement Class)                  Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       6,769,805               11.88%
--------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC CHAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       4,049,362                7.11%
--------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC CAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       3,683,579                6.46%
--------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund         ABSBC Fixed Benefit Plan
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       8,651,182               32.48%
--------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund         ABSBC Growth & Income Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       8,056,184               30.24%
--------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund         ABSBC CHAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       3,814,914               14.32%
--------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund         ABSBC Capital Opportunities
(Retirement Class)                  Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,875,873               10.80%
--------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund         ABSBC CAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,746,226               10.31%
--------------------------------------------------------------------------------------------------------------------


                                      A-2


------------------------------------------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JULY 24, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                          ROUNDED TO THE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
-------------                       ----------------------------                     -------------------------
--------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       8,165,516               33.66%
--------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       6,710,821               27.66%
--------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,400,313                9.89%
--------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC Global Equity
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                        2,198,064               9.06%
--------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC Capital Opportunities
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,004,807                8.26%
--------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC Growth & Income
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,681,770                6.93%
--------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Retirement       ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      19,925,709               25.52%
--------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Retirement       ABSBC Global Equity
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                      16,830,693               21.56%
--------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Retirement       ABSBC Capital Opportunities Blended Fund
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      14,551,561               18.64%
--------------------------------------------------------------------------------------------------------------------
Value Equity Fund                   ABSBC Growth & Income
(Retirement Class)                  Blended Fund
                                    PO Box 2190
                                    Dallas, Texas   75221-2190                      12,965,340               16.61%
--------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Retirement       ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       6,472,467                8.29%
--------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Retirement       ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       4,802,389                6.15%
--------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      20,512,108               21.76%
--------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC Global Equity
Class)                              Blended Funds
                                    PO Box 2190
                                    Dallas, Texas   75221-2190                      18,376,364               19.50%
--------------------------------------------------------------------------------------------------------------------


                                      A-3



------------------------------------------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JULY 24, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                          ROUNDED TO THE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
-------------                       ----------------------------                     -------------------------
--------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC Capital Opportunities
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                      15,635,237               16.59%
--------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC Growth & Income
Class)                              Blended Fund
                                    PO Box 2190
                                    Dallas, Texas   75221-2190                      13,930,969               14.78%
--------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC CHAP
Class)                              PO Box 2190
                                    Dallas, Texas   75221-2190                      13,302,487               14.11%
--------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC CAP
Class)                              PO Box 2190
                                    Dallas, Texas   75221-2190                       9,447,996               10.03%
--------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       6,836,962               30.61%
--------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       4,980,998               22.30%
--------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC Global Equity
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       3,143,586               14.08%
--------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC Capital Opportunities Blended Fund
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,803,179               12.55%
--------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC Growth & Income
Class)                              Blended Fnds
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,539,621               11.37%
--------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,273,980                5.70%
--------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC Fixed Benefit Plan
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      17,449,721               24.41%
--------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC Global Equity Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      16,724,176               23.39%
--------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC Capital Opportunities Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      14,377,284               20.11%
--------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC Growth & Income Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      13,098,149               18.32%
--------------------------------------------------------------------------------------------------------------------


                                      A-4


------------------------------------------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JULY 24, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                          ROUNDED TO THE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
-------------                       ----------------------------                     -------------------------
--------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC CHAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       4,258,080                5.96%
--------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC CAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       3,630,274                5.08%
--------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                ABSBC Endowment Fund
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,527,495               93.53%
--------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                ABSBC Protection Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,549,587               85.68%
--------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund          ABSBC Protection Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,040,583               90.66%
--------------------------------------------------------------------------------------------------------------------
Global Equity Fund                  ABSBC Operating Account
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,578,947               95.98%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC Operating Account
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                      15,093,964               89.08%
--------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund (Retail      ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,552,026               78.61%
--------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund (Retail      CITISTREET LLC
Class)                              Three Pine Hill Drive
                                    Quincy, MA  02169                                   367,020              18.59%
--------------------------------------------------------------------------------------------------------------------



                                      A-5



------------------------------------------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JULY 24, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                          ROUNDED TO THE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
-------------                       ----------------------------                     -------------------------
--------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond                ABSBC Fixed Benefit Plan
Fund (Retail Class)                 PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,579,654               92.06%
--------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund         ABSBC Fixed Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,577,793               67.37%
--------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund         CITISTREET LLC
(Retail Class)                      Three Pine Hill Drive
                                    Quincy, MA  02169                                  687,180               29.34%
--------------------------------------------------------------------------------------------------------------------
Equity Index Fund                   ABSBC Fixed Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,602,732               92.23%
--------------------------------------------------------------------------------------------------------------------
Value Equity Fund                   ABSBC Fixed Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,607,014               93.15%
--------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                  ABSBC Fixed Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,559,252               91.27%
--------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund               ABSBC Fixed Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,535,312               94.43%
--------------------------------------------------------------------------------------------------------------------
International Equity Fund (Retail   ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,628,664               96.93%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC Operating Account
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                       6,050,058              100.00%
--------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Fixed Benefit Plan
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                          623,914             100.00%
--------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC Fixed Benefit Plan
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                          636,435             100.00%
--------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund         ABSBC Fixed Benefit Plan
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                          631,420             100.00%
--------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Institutional    ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                          645,133             100.00%
--------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Institutional    ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                          641,863              95.09%
--------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Institutional   ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                          622,407             100.00%
--------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund               ABSBC Fixed Benefit Plan
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                          612,245              95.00%
--------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC Fixed Benefit Plan                            645,856             100.00%
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190
--------------------------------------------------------------------------------------------------------------------

                                   APPENDIX B


                           MORE INFORMATION ABOUT TSCM

         TSCM was formed in 2000 and currently manages assets in excess $42 billion. TSCM is located at Four Times Square, 25th Floor New York, NY 10036-9998.

The following is a list of the directors and principal officers of TSCM:



                                                                                   PRINCIPAL
NAME                             POSITION(S) WITH TSCM                            OCCUPATION
----                             ---------------------                            ----------
Daniel Herbert Sigg              Managing Director, COO, and Director            COO for TSCM
Jean Helene Walker               Senior V.P., Finance and Director              Chief Financial
                                                                               Officer for Cigna
                                                                                 Retirement &
                                                                              Investment Services
Timothy Forbes Roberts           V.P. and Compliance Officer                  Compliance Officer
                                                                                   for TSCM
Harold William Albert            Principal Legal Counsel                      Chief Legal Counsel
                                                                                   for TSCM
Cigna Investment Group, Inc.     Shareholder                                          N/A
John Yong Kim                    Director & Chairman of the Board             President of Cigna
                                                                                 Retirement &
                                                                              Investment Services
Farhan Sharaff                   Director & President                          President of TSCM



-------------------
The business address of each person listed above is Four Times Square, 25th Floor New York, NY 10036-9998.


         TSCM also serves as investment adviser or sub-adviser to the following investment company, which has investment objectives similar to the Small Cap Equity Fund, at the fee rates set forth below.

                                         APPROXIMATE NET
                                           ASSETS AS OF           ANNUAL
                                          JULY 12, 2002         INVESTMENT
              FUND                        (IN MILLIONS)        ADVISORY FEE
              ----                        -------------        ------------

Small Cap Growth/TimeSquare Fund               31                  1.00%

                                   APPENDIX C

                         MORE INFORMATION ABOUT NORTHERN

         Northern has a history of money management dating from 1889. Northern is a wholly-owned subsidiary of The Northern Trust Company. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions. Northern and The Northern Trust Company are located at 50 South LaSalle Street, Chicago, IL 60675.

The following is a list of the directors and principal officers of Northern:


                                                                                    PRINCIPAL
NAME                       POSITION(S) WITH NORTHERN                                OCCUPATION
----                       -------------------------                                ----------
William A. Osborn          Chairman of the Board and Chief Executive Officer           Same
Barry G. Hastings          Director, President and Chief Operating Officer             Same
James J. Mitchell          President - Worldwide Operations and Technology             Same
Perry R. Pero              Vice Chairman and Chief Financial Officer                   Same
Peter L. Rossiter          President - Corporate and Institutional Services            Same
Mark Stevens               President - Personal Financial Services                     Same
Stephen B. Timbers         Northern Trust Global Investments                           Same
Kelly R. Welsh             Executive Vice President and General Counsel                Same
Duane L. Burnham           Director                                                   Retired
Dolores E. Cross           Director                                                  President
Susan Crown                Director                                               Vice President
Robert S. Hamada           Director                                                  Professor
Robert A. Helman           Director                                                 Law Partner
Arthur L. Kelley           Director                                              Managing Director
Frederick A. Krehbiel      Director                                               Co-Chairman and
                                                                                      Co-CEO
Robert C. McCormack        Director                                               Co-Chairman and
                                                                                 Managing Partner
Edward J. Mooney           Director                                               Delegue General
Harold B. Smith            Director                                                  Chairman
William D. Smithburg       Director                                                   Retired
Bide L. Thomas             Director                                                   Retired
Edward Bryon Smith         Honorary Chairman                                           Same


-------------------
The business address of each person listed above is 50 South LaSalle Street, Chicago, IL 60675.

         Northern also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Bond Fund, at the fee rates set forth below.

                                                  APPROXIMATE NET ASSETS AS
                                                             OF
                                                      OCTOBER 31, 2001                     ANNUAL INVESTMENT
                     FUND                               (IN MILLIONS)                         ADVISORY FEE
                     ----                               -------------                      -----------------
Northern Institutional Short-Intermediate Bond              $272                   .60% of average daily net assets*
Portfolio (Class A, C, D)

Northern Institutional Intermediate Bond                     $44                   .60% of average daily net assets*
Portfolio (Class A, C, D)

Northern Institutional Core Bond Portfolio                  $155                                  N/A
(Class A, C, D)

Northern Institutional Bond Portfolio (Class                $939                   .60% of average daily net assets*
A,C,D)

Northern Short-Intermediate U.S. Government                  $91                   .75% of average daily net assets
Fund

Northern Fixed Income Fund                                  $754                   .75% of average daily net assets


* As a result of voluntary fee reductions, the Northern Institutional Short-Intermediate Bond Portfolio, Northern
Institutional Intermediate Bond Portfolio, and Northern Institutional Bond Portfolio paid advisory fees of 0.25%,
0.25%, and 0.25%, respectively, of average daily net assets for the fiscal year ended November 30, 2001. Northern may discontinue or modify its voluntary limitation in the future at its discretion.


                                   APPENDIX D

                      MORE INFORMATION ABOUT WESTERN ASSET

         Western Asset Management Limited is located at 155 Bishopgate, London, England EC2M3XG. Western Asset Management, its affiliated company, is located at 117 East Colorado Blvd., Pasadena, CA 91105. Western Asset manages approximately $12.1 billion in assets (as of June 30, 2002). Western Asset is a subsidiary of Legg Mason, Inc., a NYSE-listed diversified financial services company based in Baltimore, Maryland.

The following is a list of the directors and principal officers of Western Asset. The principal occupation of each of the persons listed below is that person's position with Western Asset.


NAME                                POSITION(S) WITH WESTERN ASSET
----                                ------------------------------
Bruce Daniel Alberts                Chief Financial Officer

Ilene Schiowitz Harker              Director of Compliance & Controls

James William Hirschmann            Director, President & CEO

Stephen Kenneth Leech               Chief Investment Officer

Legg Mason, Inc.                    Sole Shareholder of Applicant

Timothy Charles Scheve              Non-employee Director

Edward Albert Taber                 Non-employee Director

-------------------
The business address of each person listed above is 117 East Colorado Blvd., Pasadena, CA 91105.

         Western Asset also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Bond Fund, at the fee rates set forth below.


                                           APPROXIMATE NET ASSETS AS
                                                      OF                            ANNUAL INVESTMENT
              FUND                              JUNE 30, 2002                         ADVISORY FEE
              ----                              -------------                         ------------
AIT Select Strategies Income Fund               $111.9 million          .30% of the first $100 million in assets;
                                                                        .15% of assets in excess of $100 million
Commonfund CIF Core Plus Bond Fund               $92.7 million                            0.135%

 Western Asset Core Plus Portfolio                $1.3 billion          .45 of the first $500 million in assets;
                                                                        .425% of assets above $500 million;
                                                                        .40% of assets above $1 billion

                                   APPENDIX E

                         FORM OF SUB-ADVISORY AGREEMENT



         THIS SUB-ADVISORY AGREEMENT ("Contract") is made among the AB FUNDS TRUST, a Delaware business trust ("Trust"), and SBC FINANCIAL SERVICES, INC. ("Adviser"), a non-profit corporation organized under the laws of the State of Texas, and ________________________, a registered investment advisor organized under the laws of the _______________ ("Sub-Adviser").

         WHEREAS, the Adviser has entered into an Investment Advisory Agreement ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the _____________ Fund ("Fund") is a series of the Trust; and

         WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

         WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

         WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

         1. APPOINTMENT. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

         2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts that appointment and agrees to render the -------------------------- services herein set forth, for the compensation herein provided.

         3. DUTIES AS SUB-ADVISER.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

         (b) In accordance with the Fund's investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by the Annuity Board of the Southern Baptist Convention ("Annuity Board"), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by the Annuity Board, as being incompatible with the moral and ethical posture of the Annuity Board. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

         (c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser's reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission ("SEC"). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

         (e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund's administrator ("Administrator") with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

         (f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

         (g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

         (h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

         4. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust's Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

         5. PROXIES. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

         6. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

         7. COMPENSATION. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

         8. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         9. INDEMNIFICATION.

         (a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser.

         (b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Trust.

         (c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

         (d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

         10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

         (a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

         (b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

         11. REPRESENTATIONS OF ADVISER. The Adviser represents, warrants and agrees that:

         (a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

         (b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         12. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

         (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

         (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty
(30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Adviser's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser's code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

         (c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

         (d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

         (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

         (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

         13. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

         14. CONFIDENTIALITY. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

         15. AUTHORIZED REPRESENTATIVES OF THE ADVISER. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

         16. DURATION AND TERMINATION.

         (a) This Contract shall become effective upon the commencement of operations of the Trust, provided that this Contract shall not take effect unless it has first been approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding voting securities of the Fund.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect until June 30, 2003. Thereafter, if not terminated, this Contract shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act:
(i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

         (c) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

         17. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

         18. LIMITATION OF TRUSTEE AND SHAREHOLDER LIABILITY. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

         19. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         20. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

         21. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Matt L. Peden. All notices provided to the Sub-Adviser will be sent to the attention of Aaron E. Kilberg.

                     [rest of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of ______, 2002.


                                              AB FUNDS TRUST

                                              on behalf of
                                              _________________  FUND

                                              2401 Cedar Springs Road
                                              Dallas, Texas 75201
Attest:

By:  Rodney R. Miller                         By:  John R. Jones
Name:  Rodney R. Miller                       Name:  John R. Jones
Title:  Vice President and Secretary          Title:  Senior Vice President:



                                              SBC FINANCIAL SERVICES, INC.

                                              2401 Cedar Springs Road
                                              Dallas, Texas 75201
Attest:

By:  Patricia A. Weiland                      By:  Rodric E. Cummins
Name:  Patricia A. Weiland                    Name:  Rodric E. Cummins
Title:  Administrative Officer                Title:  Vice President and
                                                      Investment Officer

                                              [SUB-ADVISER]

                                              [ADDRESS]
Attest:

By:_______________________                    By:_____________________________
Name:                                         Name:
Title:                                        Title: